Intangible Assets and Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets and Goodwill
7.	Intangible Assets and Goodwill

As at December 31, 2014 and 2013, intangible assets consisted of time-charter contracts with a weighted-average amortization period of 18.1 years. The carrying amount of intangible assets for the Partnership’s reportable segments is as follows:

	December 31, 2014			December 31, 2013
		Conventional			Conventional
	Liquefied Gas	Tanker		Liquefied Gas	Tanker
	Segment	Segment	Total	Segment	Segment	Total
	$	$	$	$	$	$
Gross carrying amount	179,813	6,797	186,610	179,813	6,797	186,610
Accumulated amortization	(92,167)	(6,797)	(98,964)	(83,311)	(6,454)	(89,765)

Net carrying amount	87,646	—	87,646	96,502	343	96,845

Amortization expense of intangible assets were $9.2 million, $13.1 million and $11.0 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amortization of intangible assets in the next five years are approximately $8.9 million per year. In addition, as a result of the sales of the Algeciras Spirit and Huelva Spirit in 2014 (see Note 4) and the Tenerife Spirit in 2013, the Partnership’s intangible assets relating to these three conventional tankers were fully amortized in 2013 and 2014.

The carrying amount of goodwill as at each of December 31, 2014 and 2013 for the Partnership’s liquefied gas segment was $35.6 million. In 2014 and 2013, the Partnership conducted its annual goodwill impairment review of its liquefied gas segment and concluded that no impairment had occurred.